SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2018

Air T, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35476	52-1206400
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

5930 Balsom Ridge Road

         Denver, North Carolina 28037

(Address of Principal Executive Offices)

(Zip Code)

                                   (828) 464-8741

(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

On February 22, 2018, AirCo 1, LLC, a wholly-owned subsidiary of AirCo, LLC, closed a revolving loan in the maximum amount of $5,000,000 (“Loan Agreement”) from Minnesota Bank & Trust to finance, in part, the ongoing purchase of decommissioned Boeing 737 airframes by AirCo 1, LLC for the purpose of disassembling the Boeing 737 airframes and selling them for parts. The Boeing 737 airframes will be disassembled by Jet Yard, LLC, an affiliate, and the parts would be sold on consignment to AirCo, LLC, an affiliate, which will market them to third parties. Borrowings under the Loan Agreement will bear interest at a fixed rate of 5.00% per year with interest payments due on the first day of each month commencing on March 31, 2018. The entire remaining principal balance of this Loan Agreement and any accrued, unpaid interest shall be due and payable on February 21, 2019.

While AirCo 1, LLC was originally formed with the intention of being a special purpose entity for the purchase of a specific Boeing 737-800 airframe in October 2017, AirCo 1, LLC will no longer be a special purpose entity and will be involved in the ongoing purchase of Boeing 737 airframes for purposes of disassembling them and selling them for parts. The revolving line of credit described in this paragraph will be available to finance the purchase of additional decommissioned Boeing 737 airframes to be disassembled and sold as parts by AirCo 1, LLC.

The loan contains affirmative and negative covenants and is secured by security interests in all of AirCo 1, LLC’s assets, a collateral assignments of the purchase agreements for the Boeing 737 airframes, assignments of the disassembly contracts and the consignment agreements, and bailee agreements with Jet Yard, LLC and AirCo, LLC. The loan is also secured by a pledge by AirCo, LLC of all of the membership interests of AirCo 1, LLC.

The above discussion is qualified in its entirety by reference to the Second Loan Agreement, Airframe Acquisition Note and Pledge Agreement filed as Exhibits 10.1, 10.2 and 10.3 filed herewith, which are incorporated herein by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

To the extent responsive, the information included under Item 1.01 is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

Exhibit	Description
10.1	Second Loan Agreement between AirCo 1, LLC and Minnesota Bank & Trust dated February 22, 2018.
10.2	Form of AirCo 1, LLC Airframe Acquisition Note in the principal amount of $5,000,000 to Minnesota Bank & Trust dated February 22, 2018.
10.3	Form of AirCo, LLC Pledge Agreement dated February 22, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2018

AIR T, INC.

By:	/s/ Candice L. Otey
Candice L. Otey, Vice President-Finance, Chief Financial Officer, Secretary and Treasurer

3